UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2012

LIFE NUTRITION PRODUCTS, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-34274	42-1743717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Broad Street, 7th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 797-7833

________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 1.01	Entry into a Material Definitive Agreement

On December 7, 2012, the Registrant (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with ADGS Advisory Limited, a Hong Kong corporation (“ADGS”) and ADGS Advisory (Holding) Limited, a British Virgin Islands corporation and the sole shareholder of ADGS (“ADGS Shareholder”).

Pursuant to the Agreement, at the closing of the transaction contemplated in the Agreement (the “Transaction”), the Company will acquire 100% of the issued and outstanding capital stock of ADGS from the ADGS Shareholder, making ADGS a wholly-owned subsidiary of the Company.  There was no prior relationship between the Company and any of its affiliates and the ADGS Shareholder and any of its affiliates.

The principal activities of ADGS are providing auditing, and corporate secretary and company restructuring consulting services.

Purchase Price

In consideration for the purchase of the ADGS Shareholder’s interest in ADGS, the Company will issue to the ADGS Shareholder a total of 20,155,000 newly issued shares of the Company’s common stock.

Closing

The closing of the Transaction is conditioned upon, among other things, satisfactory due diligence investigations by the parties, the purchase by certain designees of ADGS of a total of 2,000,000 shares of the Company’s common stock from existing shareholders of the Company in unrelated transactions, the accuracy at closing of the representations made by the parties in the Agreement, the exchange of the Company’s notes payable for 750,000 shares of the Company’s common stock and the obtaining of necessary consents.  The closing is expected to occur on or before March 31, 2013.  If the closing of the Transaction does not occur on or before March 31, 2013, the Agreement may be cancelled by either party.  The Company is subject to a no-shop clause which expires on the later of 90 days after signing, the closing or the termination of the Agreement.

A copy of the Agreement is incorporated by reference and is filed as Exhibit 2.1 to this Form 8-K. The description of the Transaction contemplated by the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Share Exchange Agreement dated as of December 7, 2012 by and among Life Nutrition Products, Inc., ADGS Advisory Limited and ADGS Advisory (Holding) Limited

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE NUTRITION PRODUCTS, INC.
(Registrant)

Dated: December 13, 2012	By:	/s/ Chu Zhanjun
Chu Zhanjun
President and Chief Executive Officer